                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                            Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported) September 9, 1998


                               CASE CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)



               1-13098                            76-0433811
       (Commission File Number)       (I.R.S. Employer Identification No.)



  700 State Street, Racine, Wisconsin                  53404
(Address of Principal Executive Offices)             (Zip Code)



                                (414) 636-6011
             (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report)


                               Page 1 of 8 Pages

                           (Exhibit Index at Page 5)
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Item 5. Other Events

     The press release of registrant dated September 9, 1998, filed as
Exhibit 99 hereto and disclosing, among other things, the Corporation's plans for responding to an anticipated decline in the market demand for agricultural equipment, and its earnings expectations for the third quarter of 1998 and the full-year 1998.

                                       2
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Item 7. Financial Statements and Exhibits

     (c) Exhibits

          Exhibit No.                                Exhibit
          ------------                               -------
              99            Press release of registrant dated September 9, 1998.





                                       3

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CASE CORPORATION

                                        By:  /s/  Kevin J. Hallagan
                                            -----------------------------
                                                  Kevin J. Hallagan
                                            Associate General Counsel and
                                                  Assistant Secretary



September 11, 1998


                                       4


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                                 EXHIBIT INDEX


Exhibit No.                          Description                              Page
-----------                          -----------                              ----
   99          Press release dated September 9, 1998, of Case Corporation.      6


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